                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): August 5, 1998
                                                          --------------



                      WELLS-GARDNER ELECTRONICS CORPORATION
            -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Illinois                        0-8250                  36-1944630
----------------------------            ----------              --------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)           Identification No.



     2701 North Kildare Avenue, Chicago, Illinois                  60639
     --------------------------------------------                  -----
       (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (773) 252-8220
                                                           --------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         The following Financial Statements of Coin Controls, Inc. are included on pages F-1 through F-5 of this Form 8-K/A:

         September 30, 1996, September 30, 1997 and March 31, 1998 (unaudited)

                  Independent Auditors' Report

                  Statements of Assets Acquired as of September 30, 1996, September 30, 1997 and March 31, 1998 (unaudited)

                  Statements of Revenues and Certain Expenses for the years ended September 30, 1996 and 1997 and the six months ended March 31, 1998 (unaudited)

                  Notes to Financial Statements

(b)      Pro Forma Financial Information.

         The following Pro Forma Financial Information is included on pages P-1 through P-5 of this Form 8-K/A:

         Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 (unaudited)

         Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

         Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1998 (unaudited)

         Notes to Unaudited Pro Forma Condensed Consolidated Financial
         Statements

(c)      Exhibits.

         2.1* Asset Purchase Agreement by and among Wells-Gardner Electronics Corporation, Coin Controls, Inc. and Coin Controls Limited, dated as of June 5, 1998.

         2.2* Loan Agreement by and between Wells-Gardner Electronics Corporation and American National Bank and Trust Company of Chicago, dated as of June 5, 1998.

         2.3* London Interbank Offered Rate Agreement by and between Wells-Gardner Electronics Corporation and American National Bank and Trust Company of Chicago, dated as of June 5, 1998.

         2.4* Installment Note by and between Wells-Gardner Electronics Corporation and American National Bank and Trust Company of Chicago, dated as of June 5, 1998.

         2.5* Revolving Note by and between Wells-Gardner Electronics Corporation and American National Bank and Trust Company of Chicago, dated as of June 5, 1998.

         23.1     Consent of KPMG Peat Marwick LLP.

------------------------------
         *Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Wells-Gardner Electronics Corporation


Dated:  August 5, 1998                 By:   /s/ George B. Toma
                                             -----------------------------------
                                             George B. Toma
                                             Vice President of Finance, Chief
                                             Financial Officer & Treasurer

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Wells-Gardner Electronics Corporation:


We have audited the accompanying statements of assets acquired of the mechanical coin door business of Coin Controls, Inc. at September 30, 1996 and 1997 and the related statements of revenues and certain expenses for the years then ended. These financial statements are the responsibility of management of Coin Controls, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired of the mechanical coin door business of Coin Controls, Inc. at September 30, 1996 and 1997, and its revenues and certain expenses (see note 2(a)) for the years then ended in conformity with generally accepted accounting principles.



                                                       /s/ KPMG Peat Marwick LLP


April 30, 1998

MECHANICAL COIN DOOR BUSINESS OF
COIN CONTROLS, INC.

Statements of Assets Acquired

September 30, 1996 and 1997 and March 31, 1998 (unaudited)

(Dollars in thousands)



=========================================================================================
                                                           September 30,
                                                           -------------       March 31,
                                                          1996       1997        1998
-----------------------------------------------------------------------------------------
                                                                             (unaudited)

Inventory, net                                      $     529         604          401

Equipment and tooling, net                                 44         102           98
-----------------------------------------------------------------------------------------

                                                    $     573         706          499
=========================================================================================


See accompanying notes to financial statements.

MECHANICAL COIN DOOR BUSINESS OF
COIN CONTROLS, INC.

Statements of Revenues and Certain Expenses

Years ended September 30, 1996 and 1997 and Six months ended March 31, 1998 (unaudited)

(Dollars in thousands)




====================================================================================================
                                                                   Year ended
                                                                 September 30,         Six months
                                                                 -------------           ended
                                                               1996         1997    March 31, 1998
----------------------------------------------------------------------------------------------------
                                                                                      (unaudited)

Net sales                                                $     4,218         5,195        2,204
Cost of sales                                                  2,973         3,592        1,533
----------------------------------------------------------------------------------------------------

Gross margin                                                   1,245         1,603          671
----------------------------------------------------------------------------------------------------

Other costs and expenses:
    Commissions                                                  120           145           46
    Manufacturing                                                430           416          187
    Engineering, selling, and administrative                     595           495          243
----------------------------------------------------------------------------------------------------

Total other costs and expenses                                 1,145         1,056          476
----------------------------------------------------------------------------------------------------

Excess of revenues over certain expenses                 $       100           547          195
====================================================================================================


See accompanying notes to financial statements.

MECHANICAL COIN DOOR BUSINESS OF
COIN CONTROLS, INC.

Notes to Financial Statements

September 30, 1996 and 1997

(Dollars in thousands)


(1)     BUSINESS

        On June 5, 1998, Wells-Gardner Electronics Corporation ("Wells-Gardner") acquired the mechanical coin door business of Coin Controls, Inc. ("the Business"). The Business consists of the US manufacturing service and sales and marketing of mechanical coin doors. Coin doors are sold to the coin-operated video games, pinball, and redemption markets. Under the terms of the agreement, Wells-Gardner acquired inventory, machinery and plant equipment, tooling, and certain contract rights (e.g. open purchase and sales orders).

 (2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        (a)   BASIS OF PRESENTATION

        The accompanying statements of assets acquired at September 30, 1996 and 1997 and statements of revenues and certain expenses for the years then ended were prepared from the books and records maintained by Coin Controls, Inc. ("Coin Controls"), a subsidiary of Coin Controls, Ltd. ("the Parent"), of which the mechanical coin door business is a product group. The statements of revenues and certain expenses do not include charges for interest, taxes or corporate overhead.

        In preparing the statements of revenues and certain expenses, some costs and expenses of Coin Controls were allocated to the Business on various bases, including relative sales of the Business to all sales of Coin Controls, personnel, and estimated time spent on the Business. Such allocations are based on the best estimate of management of Coin Controls of actual expenses. In the opinion of management of Coin Controls, such allocations are reasonable.

        (b)   INTERIM FINANCIAL INFORMATION

        The financial information at March 31, 1998 and for the six months ended March 31, 1998 is unaudited but includes all adjustments (consisting only of normal recurring adjustments) which Coin Controls considers necessary for a fair presentation of the financial position of the Business at such date and its revenues and certain expenses. Results of the six month period are not necessarily indicative of results expected for the entire year.

        (c)   INVENTORIES

        Inventories are stated at the lower of cost or market determined on a first-in, first-out (FIFO) basis. The components of inventory are valued at actual cost and include material, freight, labor and overhead.

        (d)   EQUIPMENT AND TOOLING

        Equipment and tooling is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets (machinery and plant equipment-5 years; tooling-5 years).

        (e)   USE OF ESTIMATES

        Management of Coin Controls has made estimates and assumptions relating to the reporting of assets to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

MECHANICAL COIN DOOR BUSINESS OF
COIN CONTROLS, INC.

Notes to Financial Statements

September 30, 1996 and 1997

(Dollars in thousands)


===============================================================================================
(3)     INVENTORY

        Inventory at September 30, 1996 and 1997 consists of the following:
===============================================================================================
                                                                       1996          1997
-----------------------------------------------------------------------------------------------
        Raw materials                                             $      580          599
        Finished goods                                                    30           67
-----------------------------------------------------------------------------------------------
                                                                  $      610          666
        Less obsolescence reserve                                         81           62
-----------------------------------------------------------------------------------------------
                                                                  $      529          604
===============================================================================================



===============================================================================================

(4)     EQUIPMENT AND TOOLING

        Equipment and tooling at September 30, 1996 and 1997 consists of the following:
===============================================================================================
                                                                       1996          1997
-----------------------------------------------------------------------------------------------
        Machinery and plant equipment                             $       66           81
        Tooling                                                          498          569
-----------------------------------------------------------------------------------------------
                                                                  $      564          650

        Less accumulated depreciation                                    520          548
-----------------------------------------------------------------------------------------------
                                                                  $       44          102
===============================================================================================



        Depreciation charges totaled $24 and $37 in 1996 and 1997, respectively.


 (5)    RELATED PARTY TRANSACTIONS

        Coin Controls, purchases finished goods, raw materials and other supplies from the Parent for a certain product line within the mechanical coin door business. Such purchases from the Parent were $371 and $420 in fiscal years 1996 and 1997, respectively. Amounts included in the ending inventory balances were $59 and $69 at September 30, 1996 and 1997, respectively.

        Expenses charged by the Parent to the Business for administrative and professional services were approximately $38 and $52 in fiscal years 1996 and 1997 respectively.

                      WELLS-GARDNER ELECTRONICS CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 present the unaudited pro forma results of operations of the Company assuming the acquisition of the mechanical coin door business ("Business") had been consummated as of the beginning of each period.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto previously filed on Form 10-K and the Business' financial statements and notes thereto included in Item 7 (a) of this Form 8-K/A. The unaudited pro forma condensed consolidated statements of operations do not necessarily reflect actual results which may have occurred if the acquisition had taken place as of the beginning of each period, nor are they necessarily indicative of the results of future combined operations.

                     WELLS-GARDNER ELECTRONICS CORPORATION
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                March 31, 1998


                                                         WELLS-GARDNER            MECHANICAL
                                                           ELECTRONICS            COIN DOOR                              PRO FORMA
                                                           CORPORATION             BUSINESS          ADJUSTMENTS        (UNAUDITED)
                                                      ---------------------   ----------------  -------------------  ---------------

ASSETS
Current assets:
     Cash & cash equivalents                                     39,000                 -                     -              39,000
     Accounts receivable                                      5,894,000                 -                     -           5,894,000
     Note receivable                                            214,000                 -                     -             214,000
     Inventory                                                9,872,000           401,000                     -          10,273,000
     Prepaid expenses & other current assets                    361,000                 -                     -             361,000
                                                  ----------------------------------------------------------------------------------
Total current assets                                         16,380,000           401,000                     -          16,781,000
                                                  ----------------------------------------------------------------------------------

Property, plant & equipment, net                              2,208,000            98,000                     -           2,306,000
Long-term notes receivable                                      432,000                 -                     -             432,000
Intangible assets                                                     -                 -               250,000 (a)         250,000
Goodwill                                                              -                 -             2,801,000 (a)       2,801,000

                                                  ----------------------------------------------------------------------------------
TOTAL ASSETS                                                 19,020,000           499,000             3,051,000          22,570,000
                                                  ==================================================================================

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                         3,148,000                 -                     -           3,148,000
     Accrued expenses                                           575,000                 -                     -             575,000
                                                  ----------------------------------------------------------------------------------
Total current liabilities                                     3,723,000                 -                     -           3,723,000
                                                  ----------------------------------------------------------------------------------

Long-term note payable                                        3,675,000                 -             3,550,000 (a)       7,225,000
                                                  ----------------------------------------------------------------------------------

Total liabilities                                             7,398,000                 -             3,550,000          10,948,000
                                                  ----------------------------------------------------------------------------------

Shareholders' equity                                         11,622,000                 -                     -          11,622,000
                                                  ----------------------------------------------------------------------------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                     19,020,000                 -             3,550,000          22,570,000
                                                  ==================================================================================



           See accompanying notes to unaudited pro forma condensed
                      consolidated financial statements.

                     WELLS-GARDNER ELECTRONICS CORPORATION
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                         Year Ended December 31, 1997




                                                        WELLS-GARDNER          MECHANICAL
                                                         ELECTRONICS           COIN DOOR                               PRO FORMA
                                                         CORPORATION            BUSINESS             ADJUSTMENTS      (UNAUDITED)
                                                      ------------------   -------------------  ------------------   --------------

Net sales                                                  42,989,000            5,213,000                 -            48,202,000

Cost & expenses:
     Cost of sales                                         36,188,000            4,039,000                 -            40,227,000
     Engineering, selling & administrative                  5,677,000              759,000           142,000 (b)         6,628,000
                                                                                                      50,000 (c)
     Other expense, net                                       339,000                    -           263,000 (d)           602,000
                                                    -------------------------------------------------------------------------------

Earnings before income taxes                                  785,000              415,000          (455,000)              745,000
Income tax                                                     10,000                    -                 -                10,000
                                                    -------------------------------------------------------------------------------

Net earnings                                                  775,000              415,000          (455,000)              735,000
                                                    ===============================================================================

Basic net earnings per share                                   $ 0.19                                                       $ 0.18
Diluted net earnings per share                                 $ 0.18                                                       $ 0.17

Basic average common shares outstanding                     4,129,000                                                    4,129,000
Diluted average common shares outstanding                   4,316,000                                                    4,316,000



           See accompanying notes to unaudited pro forma condensed
                      consolidated financial statements.

                     WELLS-GARDNER ELECTRONICS CORPORATION
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      Three Months Ended March 31, 1998




                                                      WELLS-GARDNER         MECHANICAL
                                                        ELECTRONICS         COIN DOOR                                PRO FORMA
                                                        CORPORATION          BUSINESS         ADJUSTMENTS            (UNAUDITED)
                                                    ------------------  -----------------  -------------------   ------------------

Net sales                                                   8,983,000          1,118,000                 -             10,101,000

Cost & expenses:
     Cost of sales                                          7,588,000            863,000                 -              8,451,000
     Engineering, selling & administrative                  1,171,000            145,000            36,000 (b)          1,365,000
                                                                                                    13,000 (c)
     Other expense, net                                        70,000                  -            65,000 (d)            135,000
                                                 ---------------------------------------------------------------------------------

Earnings before income taxes                                  154,000            110,000          (114,000)               150,000
Income tax                                                          -                  -                 -                      -
                                                 ---------------------------------------------------------------------------------

Net earnings                                                  154,000            110,000          (114,000)               150,000
                                                 =================================================================================

Basic net earnings per share                                   $ 0.04                                                      $ 0.04
Diluted net earnings per share                                 $ 0.04                                                      $ 0.04

Basic average common shares outstanding                     4,222,000                                                   4,222,000
Diluted average common shares outstanding                   4,409,000                                                   4,409,000



           See accompanying notes to unaudited pro forma condensed
                      consolidated financial statements.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Note 1

Effective June 5, 1998, Registrant purchased certain of the assets of Coin Controls, Inc. ("Coin Controls"), an Illinois corporation, and Coin Controls Limited ("Limited"), a company organized under the laws of the United Kingdom and sole shareholder of Coin Controls, for an aggregate purchase price of $3,350,000, payable in cash ("Mechanical Coin Door Business").

The purchase price of this transaction was paid out of proceeds from Registrant's Installment Note ("Note") pursuant to the Loan Agreement by and between Registrant and American National Bank and Trust Company of Chicago dated June 5, 1998.

Certain of the assets acquired pursuant to this transaction constitute equipment or other physical property used by Coin Controls and Limited in its business as designers and manufacturers of coin doors and related mechanical mechanism products. The Registrant will continue to use these assets for the same purpose.

The acquisition was accounted for under the purchase method of accounting. The preliminary allocation of the purchase price represents an estimate of the fair values of the assets acquired, including estimated professional fees and other acquisition expenses expected to be incurred. The excess of the purchase price over the estimated fair values of the assets acquired has been recorded as goodwill. This preliminary allocation of purchase price is subject to further adjustments; however, the Company does not expect the estimated values to change materially upon finalization of the allocation of the purchase price.

The pro forma adjustments reflect the following:

(a) Represents the intangible assets acquired, the assumed borrowings to consummate the purchase, and the resulting goodwill.

(b) Represents the amortization of goodwill on a straight-line basis over 20 years.

(c) Represents the amortization of intangible assets acquired on a straight-line basis over the 5 year life.

(d) Represents interest expense on assumed borrowings to consummate the purchase based on the terms of the Note.